UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2007
Double Eagle Petroleum Co.
(Exact name of registrant as specified in its charter)

Maryland	000-6529	83-0214692
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
777 Overland Trail (P. O. Box 766), Casper, Wyoming 82601
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (307) 237-9330
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Beginning on August 15, 2007, and at other times thereafter, Double Eagle Petroleum Co. (the “Company”) intends to present or distribute the materials attached as Exhibit 99.1 to investors. The Company undertakes no obligation to update, supplement or amend the materials attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1 Investor Presentation.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLE EAGLE PETROLEUM CO.
Date: August 15, 2007	By:	/s/ Lonnie R. Brock
Lonnie R. Brock
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Investor Presentation